Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust Series 1996-2

No. of PMTs Since Issuance:
                                     1
Distribution Date:
                              10/11/96
Payment Date:
                              10/15/96
Collection Period Beginning:
                              09/01/96
Collection Period Ending:
                              09/30/96
Note and Certificate Accrual Beginning:
                              09/16/96
Note and Certificate Accrual Ending:
                              10/15/96


BOND SUMMARY:
Beginning Class A-1 Note Security Balance
                       $774,975,933.33
Beginning Class A-2 Note Security Balance
                        $52,240,000.00
Beginning Class A-3 Note Security Balance
                        $67,900,000.00
Beginning Class B     Note Security Balance
                        $49,370,000.00
Beginning Certificate Security Balance
                        $36,886,000.00
Beginning Overcollateralization Amount
                        $44,621,666.67
Beginning Class A-1 Adjusted Balance
                       $774,975,933.33
Beginning Class A-2 Adjusted Balance
                        $52,240,000.00
Beginning Class A-3 Adjusted Balance
                        $67,900,000.00
Beginning Class B    Adjusted Balance
                        $49,370,000.00
Beginning Certficate  Adjusted Balance
                        $36,886,000.00
Beginning Overcollateralization Amount
                        $44,621,666.67
Ending Class A-1 Note Security Balance
                       $756,294,299.87
Ending Class A-2 Note Security Balance
                        $52,240,000.00
Ending Class A-3 Note Security Balance
                        $67,900,000.00
Ending Class B    Note Security Balance
                        $49,370,000.00
Ending Certificate Security Balance
                        $36,886,000.00
Ending Overcollateralization Amount
                        $44,835,415.33
Ending Class A-1 Adjusted Balance
                       $756,294,299.87
Ending Class A-2 Adjusted Balance
                        $52,240,000.00
Ending Class A-3 Adjusted Balance
                        $67,900,000.00
Ending Class B    Adjusted Balance
                        $49,370,000.00
Ending Certficate  Adjusted Balance
                        $36,886,000.00
Ending Overcollateralization Amount
                        $44,835,415.33
Class A-1 Note Rate Capped at 13%
                                  5.67%
Class A-2 Note Rate Capped at 15%
                                  5.82%
Class A-3 Note Rate Capped at 15%
                                  5.92%
Class B    Note Rate Capped at 15%
                                  6.15%
Certificate Rate Capped at 16%
                                  6.50%
Class A-1 Interest Due
                         $3,542,143.53
Class A-2 Interest Due
                           $245,083.07
Class A-3 Interest Due
                           $324,021.42
Class B Interest Due
                           $244,742.71
Certificate Yield  Due
                           $193,255.38
Class A-1 Interest Paid
                         $3,542,143.53
Class A-2 Interest Paid
                           $245,083.07
Class A-3 Interest Paid
                           $324,021.42
Class B Interest Paid
                           $244,742.71
Certificate Yield Paid
                           $193,255.38
Class A-1 Unpaid Interest
                                 $0.00
Class A-2 Unpaid Interest
                                 $0.00
Class A-3 Unpaid Interest
                                 $0.00
Class B     Unpaid Interest
                                 $0.00
Certificate Unpaid Yield
                                 $0.00
Class A-1 Principal Paid
                        $18,681,633.47
Class A-2 Principal Paid
                                 $0.00
Class A-3 Principal Paid
                                 $0.00
Class B    Principal Paid
                                 $0.00
Certificate    Principal Paid
                                 $0.00
OC           Principal Paid
                                 $0.00
Beginning Class A-1 Net Charge-Off
                                 $0.00
Beginning Class A-2 Net Charge-Off
                                 $0.00
Beginning Class A-3 Net Charge-Off
                                 $0.00
Beginning Class B    Net Charge-Off
                                 $0.00
Beginning Certificate Net Charge-Off
                                 $0.00
Beginning OC Net Charge-Off
                                 $0.00
Reversals Allocated to Class A-1
                                 $0.00
Reversals Allocated to Class A-2
                                 $0.00
Reversals Allocated to Class A-3
                                 $0.00
Reversals Allocated to Class B
                                 $0.00
Reversals Allocated to Certificates
                                 $0.00
Reversals Allocated to OC  plus Acclerated Principal Payments
                           $213,748.67
 Total Charge-Offs:
                                 $0.00
Charge-Offs Allocated to Class A-1
                                 $0.00
Charge-Offs Allocated to Class A-2
                                 $0.00
Charge-Offs Allocated to Class A-3
                                 $0.00
Charge-Offs Allocated to Class B
                                 $0.00
Charge-Offs Allocated to Certificates
                                 $0.00
Charge-Offs Allocated to OC
                                 $0.00
Ending Class A-1 Net Charge-Off
                                 $0.00
Ending Class A-2 Net Charge-Off
                                 $0.00
Ending Class A-3 Net Charge-Off
                                 $0.00
Ending Class B     Net Charge-Off
                                 $0.00
Ending Certificate Net Charge-Off
                                 $0.00
Ending OC Net Charge-Off
                                 $0.00
Bond Balance Reconciliation    (should equal $0.00)
                                ($0.00)

Certificate Balance/Participation Invested Amount (Beginning of
Month)                               3.60%

Designated Certificate / Certificate Security (Balance Beginning of
Month)                       1.000000%
Designated Certificate  - Beginning of Month
                           $368,860.00
Principal Payments in Respect of  Designated Certificate (Sec. 3.05
(iv) & (viii))                  $0.00
Designated Certificate  - End of Month
                           $368,860.00
Interest Payments in Respect of Designated Certificate (Sec. 3.05
(ii))                         $1,932.55

Designated Certificateholder Accelerated Principal Payments -
Beginning Balance               $217,666.67
Accelerated Principal Payment (Sec. 3.05 (vi))
                           $213,748.67
Payments to Holder of Designated Certificate in respect to Acc.
Prin. (Sec. 3.05 (v) & (            $0.00
Designated Certificateholder Accelerated Principal Payments -
Ending Balance                  $431,415.33

Designated Certificateholder Holdback Amount (Beginning of Month)
                        $44,404,000.00
Payments to Designated Certificates in Reduction of Holdback Amount
(Sec. 3.05 (v) & (ix            $0.00
Designated Certificateholder Holdback Amount (End of Month)
                        $44,404,000.00

Remaining Payments to Designated Certificates (Sec. 3.05 paragraph
following (ix))                  $0.00

Remaining Amounts to Issuer (Sec. 3.05 (x))
                           $623,471.62